Exhibit 99.2

 Ocuphire Corporate Presentation  Mina Sooch CEO  January 5, 2022  Exhibit 99.2

 Disclosures And Forward-Looking Statements   This presentation contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning Ocuphire Pharma, Inc.’s (“Ocuphire” or the “Company”) product candidates and future milestones, including the potential for Nyxol to be a “best in class” presbyopia drop.  These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, including, without limitation: (i) timing or ability for the company to achieve its targeted milestones; (ii) the success and timing of regulatory submissions and pre-clinical and clinical trials; (iii) regulatory requirements or developments; (iv) changes to clinical trial designs and regulatory pathways; (v) changes in capital resource requirements; (vi) risks related to the inability of the Company to obtain sufficient additional capital to continue to advance its product candidates and its preclinical programs; (vii) legislative, regulatory, political and economic developments, and (viii) the effects of COVID-19 on clinical programs and business operations. The foregoing review of important factors that could cause actual events to differ from expectations should not be construed as exhaustive and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors detailed in documents that have been and may be filed by the Company from time to time with the SEC. All forward-looking statements contained in this presentation speak only as of the date on which they were made. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made.  The Company makes no representation or warranty, express or implied, as to the accuracy or completeness of the information contained in or incorporated by reference into this presentation.  Nothing contained in or incorporated by reference into this presentation is, or shall be relied upon as, a promise or representation by the Company as to the past or future.  The Company assumes no responsibility for the accuracy or completeness of any such information. This presentation  may not be reproduced or provided to any other person (other than your advisor) without our prior written consent.  By accepting delivery of this presentation, you agree to the foregoing and agree to return this presentation and any documents related thereto and any copies thereof to us or to destroy the same if you do not make an investment in any securities. The information contain within this presentation shall not, except as hereinafter provided, without the prior written consent of the Company, be disclosed by you or your representatives in any manner whatsoever, in whole or in part, and shall not be used by you or your representatives other than for the purpose of evaluating the transaction described herein.  By accepting delivery of this presentation you further acknowledge and agree you are aware of the restrictions imposed by the United States securities laws on the purchase or sale of securities by any person who has received material, nonpublic information from the issuer of the securities or any affiliate thereof and on the communication of such information to any other person when it is reasonably foreseeable that such other person is likely to purchase or sell such securities in reliance on such information for so long as the information remains material and non-public. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market shares and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates.  The trademarks included herein are the property of the owners thereof and are used for reference purposes only. Such use should not be construed as an endorsement of such products.   November 6, 2020

OCUPHIRE PHARMA

NASDAQ: OCUP

A Look Ahead Into 2022:

- Nyxol MIRA-3 trial for RM ***EARLY 2022***
- Nyxol Pediatric trial for RM ***EARLY 2022***
- Nyxol LYNX-1 trial for NVD ***EARLY 2022***
- APX3330 ZETA-1 trial for DR/DME ***2H22***

RM = Reversal of Mydriasis
NVD = Night Vision Disturbances
DR/DME = Diabetic Retinopathy/Diabetic Macular Edema

- **Differentiated, Late-Stage Pipeline Targeting Large Unmet Ophthalmic Markets Of The Front And Back Of The Eye**
  - ✓ Nyxol with > 330 patients treated across 9 trials (505(b)(2) regulatory pathway)
  - ✓ APX3330 with > 340 patients treated across 11 trials (NCE development pathway)
  - ✓ Nyxol and APX3330 achieved promising clinical data and favorable safety profile across multiple Phase 1, 2, and 3 trials
- **Poised For Commercial Success**
  - ✓ Addressing 4 large markets with unmet needs: RM, Presbyopia, NVD and DR/DME
  - ✓ Successful trial execution with 2 recent positive Phase 3 & Phase 2 data read-outs for Nyxol in RM and Nyxol + LDP Presbyopia, respectively
  - ✓ Stable, small-molecule drugs with commercial scalability
  - ✓ Robust and growing IP portfolio: US and global issued thru 2034 for both assets as well as new 2039 Nyxol patent issued for presbyopia
- **Multiple Value Creation Opportunities With A Capital-efficient Plan**
  - ✓ $24.5 million cash reported at 12-31-21 sufficient for operations into 2Q 2023
  - ✓ Lower-cost, fast-enrolling, shorter-duration clinical trials
  - ✓ Favorable, precedent regulatory environment for ophthalmic drug approval
  - ✓ Analyst coverage by Cantor, Canaccord, Jones Trading, Alliance Global, and HCW

3

Ocuphire PHARMA

 Large Unmet Opportunities For The Aging Eye  Nyxol To Treat Front Of The Eye And APX3330 For The Back Of The Eye Diseases           Nyxol®  $9B - $18B   $325M - $1B  $2B - $4B  $3B - $7B  $1B - $3B  APX3330   128 MPatients  100 MPatients  16 MPatients  Presbyopia  Reversal of Mydriasis   Night Vision Disturbances  Diabetic Retinopathy  Diabetic Macular Edema  Presbyopia    10 MPatientsTotal  US Market Opportunity  US Market Opportunity  US Market Opportunity  US Market Opportunity  US Market Opportunity  Refractive  Retina  Source: GlobalData Market Research Report, 2020; Company Estimates for Market Size

Ocuphire Pipeline & Clinical Milestones

Multiple Phase 3 & Phase 2 Clinical Data Readouts Anticipated Over The Next Year

Product Candidate	Indication	Pre-clinical	Phase 1	Phase 2	Phase 3	Regulatory Approval	Anticipated Milestones
0.75% Nyxol® Eye Drop	Reversal of Mydriasis (RM)						❑ MIRA-3 Phase 3 data expected in early 2022 (n=330) ❑ MIRA-4 Pediatric safety study data expected in early 2022 (n=20)
0.75% Nyxol® + Low-Dose 0.4% Pilocarpine Eye Drops	Presbyopia (P)						❑ VEGA Phase 3 program initiated in 1H22 (n=300x2)
0.75% Nyxol® Eye Drop	Dim Light or Night Vision Disturbances (NVD)						❑ LYNX-1 Phase 3 data expected in early 2022 (n=140)
APX3330 Oral Pill	Diabetic Retinopathy (DR)/ Macular Edema (DME)						❑ ZETA-1Phase 2 data expected in 2H22 (n=90)
APX2009 (Intravitreal or Local Delivery)	DME or Wet Age-Related Macular Degeneration (wAMD)						❑ Seeking partner funding for IND enabling studies and further development

Note: 0.75% Nyxol (Phentolamine Ophthalmic Solution) is the same as 1% Nyxol (Phentolamine Mesylate Ophthalmic Solution)

Ocuphire PHARMA

5

   6  RM  Reversal of Mydriasis    P      NVD  Presbyopia  Night Vision Disturbance  0.4%            +    Nyxol®Eye Drops

Nyxol MOA & History

Phentolamine Mesylate Reformulated As A Proprietary Topical Eye Drop ➔ Nyxol

Phentolamine Mesylate is Active Ingredient in Nyxol: α1 & α2 Antagonist

Blocking α1 Reduces Pupil Size	Blocking α1 Dilates Blood Vessels
See the eye diagram and the α1 explanation below	See the blood-vessel image and the approved indications below


Iris Dilator Muscle
Iris Sphincter Muscle

Nyxol blocks α1 receptors on the Iris Dilator Muscle

↓

Decreases Pupil Size (Moderate Miosis)



Phentolamine mesylate is currently approved for 2 indications:

- Regitine® (Pheochromocytoma) – intravenous injection approved in 1952
- OraVerse® (Reversal of oral anesthesia) – intramuscular injection approved in 2008

9	> 330	Exposure in Humans	Patent Coverage
Phase 1, Phase 2, and Phase 3 Trials	Subjects Dosed	28 Days	2034+

505(b)(2) Regulatory Approval Pathway

7

Nyxol Product Candidate Profile

Novel, Differentiated Alpha 1/2 Blocker Eye Drop For Refractive Indications

Nyxol: 0.75% Phentolamine Ophthalmic Solution
Preservative Free, EDTA Free, and Stable

Effective

Nyxol Improves Vision by Decreasing Pupil Size

↑ Near & Distance Visual Acuity

↑ Contrast Sensitivity (night)

Favorable Safety Profile

No Systemic Effects
No Changes in Blood Pressure
No Changes in Heart Rate

Well-Tolerated Topical Effects
Mild, Transient, Reversible Eye Redness

IOP Unchanged or Decreased

No Headaches
Favorable safety profile vs competitors

Durable

Effects Last ≥ 24 Hours
Chronic daily dosing of Nyxol at bedtime reduced pupil size for up to 24 - 36 hours

With nighttime use, patients wake up without eye redness

8 Nyxol Clinical Trials

Ocuphire PHARMA

   I have to stay indoors. They say it only lasts a few hours, but it lasts all day, and it is very annoying.RM Patient, Age 51  RM  9    Nyxol®forReversal of Mydriasis (RM)

RM

Reversal Of Mydriasis (RM) Market Opportunity

With No Commercially Available Treatment, Nyxol May Achieve Significant Revenue Potential

The Problem

- At many annual eye exams and specialty visits, pupils are pharmacologically dilated, impairing vision for 6-24 hours
- Dilated eyes:
  - heightened sensitivity to light
  - inability to focus
  - reading, working, and driving are difficult
  - halos and glare

100M+
General and specialty eye exams per year[1]

> 65% of Patients
Report moderate to severe negative impact of dilated exams[1]

80% of Patients
Likely to request a reversal of dilation drop[2]

$10 - $20
Price range for cash pay per patient with room for physician markup[1]

95% of Dilating Drops
Used by Eye Care Providers were used in MIRA Clinical Trials[1]

$325M - $1B
Estimated US RM Market Opportunity

No Current Commercially Available Treatments
Nyxol 's MOA has a minimal side effect profile (unlike cholinergic agonists such as pilocarpine)

1. GlobalData Market Research Report
2. GlobalData Market Research Report, 2020 – percentage includes those who answered moderately to highly likely (4-7 on a scale of 1-7).
3. GlobalData Market Research Report, 2020 – percentage includes those who answered moderately to highly likely (6-10 on a scale of 0-10)

10

Ocuphire PHARMA

   MIRA-2/3 Phase 3 Registration Trial Design  Randomized, Double-Masked, Placebo-Controlled, Parallel, One-Day Trial  Mydriasis-1 Hour  1:1  Mydriatic Agent A, B, or C  0.75% Nyxol   Placebo  12 to 16 US sites185 to 330target healthy subjects  Nyxol drop(s)(2 drops study eye, 1 drop fellow eye)  Mydriatic Agent A, B, or C  Placebo drop(s)(2 drops study eye, 1 drop fellow eye)  Primary: % of subjects (study eye) returning to baseline (within 0.2 mm) photopic pupil diameter (PD) at 90 minSecondary:% of subjects returning to baseline at 0min, 30min, 1h, 90 min 2h, 3h, 4h, 6h, 24h (overall, by mydriatic agent, by iris color)Mean change in pupil diameter at all timepoints Accommodation (Tropicamide/Paremyd)Visual Acuity with Glare (new) Pupillary Light Reflex (new)Safety and tolerability (redness)  Endpoints  Enrollment MIRA-3 Started in 4Q21  Topline Results Expected in Early 2022  Eligibility Screening  Randomization    1:12:1           Treatment (Max Dilation)0 min  30min  1 Hr  90min    2 Hr    3 Hr    4 Hr     6 Hr     24 Hr  Primary Endpoint  Follow Up Visit  Mydriatic Agents 3:1:1 – 2.5% phenylephrine (alpha-1 agonist), 1% tropicamide (cholinergic blocker), Paremyd® (combination)     RM

 MIRA-2 RM Phase 3 Trial Met Primary & Secondary Endpoints  Source: MIRA-2 Trial, mITT Population (same as Safety Population), *Data includes all three mydriatics (Phenylephrine, Tropicamide, Paremyd)  49% Of Patients Returned To < 0.2mm Of Baseline At 90mins Vs. 7% Placebo    Max pupil dilation, Treatment  Mydriatic  p<0.0001  p<0.0001  p<0.0001  p<0.0001  p<0.0001  Nyxol Reduced More Subjects to Baseline Pupil Diameter (PD)  Nyxol Reduced PD Faster Across All Mydriatic Agents*     MIRA-2 Phase 3 Trial  *Data include all three mydriatics (Phenylephrine, Tropicamide, Paremyd)  p<0.0001  RM

Summary Of Positive MIRA-2 Phase 3 Results For Nyxol Eye Drops

Rapid Efficacy With A Favorable Safety Profile In Reversing Mydriasis With Nyxol

RM

Efficacy

- **Met primary endpoint at 90 minutes with high statistical significance with 2 and 1 drop of Nyxol**
- **Met all key secondary endpoints with high statistical significance**
  - Nyxol more rapidly reduced PD across all 3 mydriatic agents - phenylephrine, tropicamide, and Paremyd®
  - More subjects returned to PD baseline with Nyxol in both light and dark irides
  - Nyxol demonstrated a faster return to baseline accommodation
  - Nyxol reduced the dilation time by ~4 hrs

Safety

- No serious AEs, no drop-outs from AEs, no systemic AEs were observed in ≥ 5% of subjects
- Mild, transient conjunctival hyperemia reported in the first hour and declined steadily thereafter. Baseline mean of 0.7, the mean hyperemia score increased by approximately 1.0 unit on CCLRU scale


Moderate (+2)
Severe (+3)

13
mITT Population, MIRA-2 Trial

Ocuphire PHARMA

NDA Submission Targeted In Late 2022

Ongoing Activities Sets Ocuphire On Path To A Potential Regulatory Approval In 2023

RM

Target Label Indication
The treatment of pharmacologically induced mydriasis produced by adrenergic (e.g. phenylephrine) or parasympatholytic (e.g. tropicamide) agents, or a combination thereof.

5 single unit dose vials pack



Nyxol®

P3 Clinical Trial
Complete a 2nd Phase 3 trial in RM with ~330 subjects which also meets 24-hour safety population exposure

Pediatric Safety
Complete RM trial with 20 subjects ages 3 to 11 per agreed FDA initial pediatric plan

Manufacturing
Complete 3 registration batches on 1-year CMC stability

Regulatory Approval
Submit NDA by Late 2022

14

Ocuphire PHARMA

RM

Pre-Commercial & Go-To-Market Strategy

Activities Underway To Support Capital-Efficient Nyxol RM Commercial Launch

Market Development

Engage leading Key Opinion Leaders and Professional Societies to establish OCUP as an emerging company to address unmet needs in the front and back of the eye disorders

Physician Targeting

Conduct HCP segmentation and targeting to drive early adoption and capture post-market data and patient experience

Eye Care Practitioners in U.S.	
Total Retina Specialists	3,000
Total Optometrists	46,000
Total Ophthalmologists	20,000

Patient Journey

Establish Ocuphire as a patient-centric company and leader in ocular health through education and patient access programs (also using digital and social media marketing)

Brand Awareness Across Eye Care Professionals

Initiate branded and unbranded education for ophthalmologists, optometrists and practice professionals

Ocuphire Go-To Market

→ Evaluating commercial sales and distribution partner(s) →


E
F P
T O Z

Ocuphire PHARMA

15

ASRS; AMA; AAO; Women in Optometry (WO); AOA Excel and Jobson Medical Information

     P  16  Nyxol® forPRESBYOPIA  “By Age 45, 80% of Americans will struggle with Presbyopia, and by age 50, nearly everyone will.” NY Times

 2021: The Time For Presbyopia Drops  Sources: Academic review articles, journals, and publications   Headlines From Academia And Industry Articles Thru The Year With An Early First Approval  “The correction of presbyopia remains ophthalmology’s ‘Holy Grail’…”-OIS  10/29/2021  P

Presbyopia Is A Burgeoning Opportunity

Large Market Being Developed, Pupil Modulation Eye Drops May Replace Reading Glasses

The Problem

- Lens loses ability to change shape when viewing objects up close as we age
- Dependence on reading glasses for intermittent and prolonged use
- Growing need for therapies that improve, rather than hinder, quality of life



Global Reading Glasses Market (USD Billion), 2019 & 2027
36.80
56.11
2019
2027

>$35B



Presbyopes (US) ~128 M
Hyperopes 14 M
Poor near vision (any age)
Pseudophakes 9 M
Cataract surgery for artificial lens
Emmetropes 66 M
No refractive error/ never worn glasses
Myopes 39 M
Poor distance vision
More Likely to Use Eye Drops
50% would use eye drop (37 M)

3-6 refills per year

Private Cash Pay (Vuity $79/refill List Price)

<u>VUITY™ is the only FDA approved Eye Drop, Launched in Dec 2021</u>

Significant room for improvement for new entrants with better product attributes in a newly developed presbyopia eye drop market

~$9B - $18B
Estimated US Presbyopia Market Opportunity

Global Prevalence of Presbyopia, 2018, Fortune Business Insights Reading Glasses Forecast 2016-2027, Cataract & Refractive Surgery Today, 2021, NEI 2010 data. Vitale S. et. Al. JAMA Ophthalmology, 2008, Vision problems, US, Arch. Ophthal, 2014, Vision Monday.

18

Ocuphire PHARMA

Product Profile: Nyxol ® + Low-Dose Pilocarpine (LDP) Combo

Moderate Action On Iris Dilator And Iris Sphincter Muscles For Near Vision Improvement

0.75% Nyxol



Iris Dilator Muscle *Inhibition*

Evening drop

- Phentolamine (alpha1/2 antagonist)
- Novel MOA on iris dilator with 24+ hour durability
- Moderate 1+mm pupil reduction
- No daytime redness
- Well-tolerated with no systemic effects
- Stable, preservative-free, single-use vial



1.5 to 2.5 mm PD reduction moves toward the pin-hole (2 to 2.5 mm, up to 3 mm)


0.4%

Iris Sphincter Muscle *Activation*

0.4% LDP

Daytime drop

- Pilocarpine (cholinergic agonist)
- Known MOA on sphincter muscle with potent miotic effects at approved doses (1%, 2%, 4%)
- Low concentration avoids known tolerability issues:
  - ➢ headache and browache
  - ➢ redness
  - ➢ accommodative spasm causing loss of distance vision especially at night

Source: 1) Nyxol® data from 9 completed trials; Pilocarpine Product label and Literature

19

Ocuphire PHARMA

Presbyopia VEGA-1 Phase 2 Design

Randomized, Double-Masked, Placebo-Controlled, Multi-Center One-Week Trial

VEGA-1



17 US sites
150 presbyopic patients
0.75% Nyxol
4 arms
Placebo
Randomization
Visit 1
Evening Dosing (3-4 doses)
Visit 2 (3 – 6 Days Later)
Treatment Arms
Baseline
Nyxol
LDP Drop
Nyxol + LDP
Baseline
Nyxol
No Treatment
Nyxol Alone
Baseline
Placebo
LDP Drop
LDP Alone
Baseline
Placebo
No Treatment
Placebo Alone
Screening

Eligibility Criteria

- Males or females ≥ 40 and ≤ 64 years of age
- BCDVA of 0.0 LogMAR(20/20 Snellen equivalent) or better in each eye under photopic conditions
- DCNVA of 0.4 LogMAR (20/50 Snellen equivalent) or worse in photopic conditions in each eye & binocularly

Phase 2 Enrollment Completed Feb to May 2021 – 150 Subjects
Reported Topline Results End of 2Q21

Endpoints

Primary: % of subjects with ≥ 3 lines of improvement in distance-corrected near visual acuity comparing Nyxol + LDP vs placebo alone at 1 hour

Secondary:

- % of subjects with ≥ 2 and ≥ 3 lines gained at time points from 30 min to 6 hours in photopic lighting comparing Nyxol + LDP vs placebo, Nyxol alone, and LDP alone
- No loss of distance vision
- Pupil diameter at time points
- Safety and tolerability (redness)

Clinical trial NCT#04675151. DCNVA = distance-corrected near visual acuity . BCDVA = best corrected distance visual acuity

20

Ocuphire PHARMA

VEGA-1 Phase 2 Trial Met Primary & Secondary Endpoints

Nyxol + LDP Had Strong Response With ≥ 15 Letter Near Gain From 30 Minutes To 6 Hours

VEGA-1 Phase 2 Trial

Percent of Subjects with ≥ 15 Letters Binocular Photopic DCNVA Improvement from Baseline



Percent of Subjects (%)
70%
60%
50%
40%
30%
20%
10%
0%
Nyxol alone effect
(~12 hr data)
p=0.09
33%
16%
p=<0.0001
61%
14%
p=0.003
61%
28%
p=<0.0001
63%
16%
p=0.02
47%
21%
p=0.02
47%
21%
p=0.06
37%
19%
Durable benefit over 6 hours
0
0.5
1
2
3
4
6
Primary Endpoint
Time (Hours)
Rapid onset of efficacy
Placebo (n=43)
Nyxol+LDP (n=43)

Note: PP population differs from mITT by only one subject; results were essentially identical.

Source: VEGA-1 TLR Table 14.2.1.2 Percent of Subjects with Improvement From Baseline in Photopic DCNVA by Time Point (PP Population). 15 letters is 3 lines.

21

Secondary Endpoints: Improved DCNVA Without BCDVA Loss

Pre-Specified Endpoints Further Demonstrate Nyxol's Component Efficacy & 10 Letter Effects

VEGA-1 Phase 2 Trial



≥ 15 Letter Gain In Near & < 5 Letter Loss In Distance at 30 Minutes
Percent of Subjects (%)
70%
60%
50%
40%
30%
20%
10%
0%
p=0.015
14%
61%
p=0.03
33%
p=0.008
26%
Placebo (n=43)
Nyxol+LDP (n=44)
Nyxol (n=30)
LDP (n=31)

Even with a small sample size, combination arm provided statistically meaningful results vs. LDP and Nyxol alone arms



≥ 10 Letter Improvement in DCNVA at 30 Minutes*
Percent of Subjects (%)
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
p=0.015
51%
77%
Placebo (n=43)
Nyxol+LDP (n=44)

* Trend seen at other assessed timepoints

Source: VEGA-1 TLR Table 14.2.2.2 Percent of Subjects with >= 15 Letters of Improvement in Photopic DCNVA and < 5 Letters of Loss in Photopic Binocular BCDVA by Time Point (PP Population); Table 14.2.1.2 Percent of Subjects With Improvement From Baseline in Photopic DCNVA by Time Point

22

 Secondary Endpoint: Mean Pupil Diameter Over Time  Source: VEGA-1 TLR Table 14.2.12.1 Observed Values and Change from Baseline in Photopic Pupil Diameter by Time Point (PP Population)   Achieved Pupil Size ~2mm In Nyxol+LDP Consistent With 3-line Improvement In Near Vision  Nyxol+LDP arm statistically significant compared to all arms   **p<0.01***p<0.0001    VEGA-1 Phase 2 Trial  P

Summary Of Positive VEGA-1 Phase 2 Results

Nyxol + LDP Had Strong Efficacy Response & Well Tolerated Safety Profile

Efficacy

- **Met primary endpoint with statistical significance at 1 hour with Nyxol® plus Low-Dose Pilocarpine (LDP)**
- **Met key secondary endpoints with statistical significance**
  - **Gained 15 letters (3 lines) in near vision with less than 5 letters of distance vision loss at all timepoints vs. placebo and select timepoints for components**
  - **Rapid onset of efficacy within 30 mins**
  - **Durable near vision improvement through at least 6 hours**
  - **Sustained significant reduction in pupil diameter for at least 18 hours**
  - **Near vision efficacy seen both monocularly and binocularly**
  - **Efficacy in both light and dark irides**

Safety

- No serious AEs, almost all AEs were mild
- No headaches, no brow aches, and no blurry vision AEs were reported
- No material change in distance vision under photopic and mesopic lighting
- No change in IOP
- Mild, transient conjunctival hyperemia (eye redness) observed in <5% of subjects


Mild (+1)
Moderate (+2)
Severe (+3)

24
PP Population, VEGA-1 Trial

Ocuphire PHARMA

 Potential ‘Best in Class’ Presbyopia Drop  Product Attributes*  Nyxol+LDP  VUITYTM  1) Efficacy (3 Line Gain in DCNVA - Primary Endpoint Responders)  61%  26-31%  2a) Safety: Loss of Distance in Mesopic  None  None  2b) Safety: Tolerability  No Headaches  >5% Headaches  2c) Safety: Conjunctival Hyperemia  <5% redness  >5% redness  3) Durability (responders at 6 hours)  37%  18%  4) Fast Onset (responders at 30 mins)  61%  35%  *Differences in cross trial comparisons are not necessarily statistically significant. Nyxol Data: ASCRS (July 2021) Abstract# 76645 (Phase 2) and 74336 (Phase 3). VUITYTM Data: FDA Label and AAO 2021 Presentation.  Nyxol+LDP Combination Data Outperforms In Efficacy, Safety, Durability And Onset  P  Nyxol’s Potential Differentiated Solution

Presbyopia Eye Drops Competitive Landscape

Validation of Pupil Modulating Drops Achieving Pin-Hole Effect & Efficacy, Many With Pilocarpine



Other Cholinergic Agonists*
Pupil modulation MOA
Soften lens MOA
Combination drugs
*act on sphincter and ciliary muscles in dose-dependent manner
Visus (Brimochol®; brimonidine + carbachol)
Lenz (PRX-100; aceclidine)
Novartis (EV-06)
Orasis (CSF-1; Low dose pilo)
NDA
Allergan (VUITY™; 1.25% pilo)
Ocuphire (0.75% Nyxol + 0.4% pilo)
Eyenovia (MicroLine; 1 or 2% pilo)
Phase 3
Phase 2
Phase 1
Cholinergic Agonist* (pilocarpine)
Alpha Antagonist & pilocarpine*

Ocuphire is differentiated by using both the dilator and sphincter muscles moderately to reach a pin-hole pupil size

Nyxol Next Steps

Advance into Phase 3 Presbyopia Registration Trials (1H22)

↓

Potential NDA Submission (2023)

26

Corporate Websites, Grzybowski, A, Markeviciute A, Zemaitiene R. A Review of Pharmacological Presbyopia Treatment. 2020

     I’m no longer comfortable driving at night, especially with my son in the car. I have a hard time playing beach volleyball in the evenings due to the bright lights at the courts.  Post-LASIK, Age 42  Nyxol® forDim Light or Night Vision Disturbances  27  NVD

Market Opportunity In Dim Light Or Night Vision Disturbances

NVD

No Approved Treatments With Ripe Opportunity For Growth

The Problem

- Peripheral imperfections scatter light when pupils enlarge in dim light, causing halos, starbursts, and glare that impair vision
- The imperfections may be caused by LASIK surgery, IOL implants, certain types of cataracts (cortical), and natural reasons (especially with age)
- Symptoms cannot be properly corrected by any type of lens (reading glasses, contact lenses) or surgical procedures

Moderate-Severe NVD
~16 M

- Night Myopia 11 M
- Cortical Cataracts 4 M
- Post-Lasik 0.5 M
- Post-IOL Implant 0.3 M

Seeking Treatment Findings	
Patients willing to try a new eye drop treatment	67%

$2B - $4B
Estimated US NVD Market Opportunity

No Approved Treatments

Pupil reduction with Nyxol may offer a potential solution to peripheral optical imperfections



Before

After

Ocuphire PHARMA

28

Source: GlobalData Market Research Report, 2020

NVD LYNX-1 Phase 3 Registration Design

Ongoing Randomized, Double-Masked, Placebo-Controlled Two-Week Trial



LYNX-1
20 US sites
140 - 160 patients with NVD
1:1
0.75% Nyxol
daily evening dose (14 days)
Day 0
Day 8 Assessments
Day 15 Assessments
Primary Endpoint
Placebo
daily evening dose (14 days)
Eligibility Screening
Randomization

Phase 3 Initiated in Late 4Q20

Top Line Expected Early 2022

Endpoints

Primary: % of subjects with ≥ 3 lines of improvement in mesopic low contrast best-corrected distance visual acuity (Day 8)

Secondary (Days 8 & 15):

- Pupil diameter
- Visual acuity measures (distance and near)
- Safety and tolerability (redness)

29

Nyxol Demonstrated Clinical Effect In NVD

NVD

Key Endpoints Observed In Multiple Phase 2 Trials

NYX-SNV Phase 2 Trial

Improved Low Contrast Distance Visual Acuity*



% of Eyes with Mesopic Low Contrast Visual Acuity Improvement
Percent of Subject Eyes
80%
60%
40%
20%
0%
Placebo n=16
Nyxol n=32
p=0.029
69%
31%
p=0.04
34%
6%
p=0.16
19%
0%
≥ 1 line
≥ 2 lines
≥ 3 lines

Source NYX-SNV

ORION-1 Phase 2 Trial

Durable > 24-hour Pupil Modulation Effect



Pupil Diameter Change from Baseline in Mesopic Conditions (Study Eye)
Baseline Pupil Diameter: Placebo 4.6mm, Nyxol 4.7mm
Pupil Diameter Change from Baseline ANCOVA (mm and %)
Placebo (n = 20)
1% Nyxol (n = 19)
p = 0.0002
p = 0.0001
p = 0.0004
-0.07
-2%
-0.99
-20%
-0.05
-0.5%
-1.00
-21%
-0.11
-1%
-0.88
-19%
14-day Daily Evening Dosing, Last Dose on Day 14
Day 8
Day 15
Day 16

Source: NYXG-201

30

*NYX-SNV trial was small and not designed for a statistical 3-line improvement in low-contrast visual acuity; the ~20% effect was used for powering and sizing of Phase 3 trial

Ocuphire PHARMA

     DR  DME    31      Diabetic Retinopathy  Diabetic Macular Edema  Apx3330tablets

Diabetic Retinopathy & Macular Edema

DR

DME

Oral Alternatives To Injectable Therapies Are Needed For Earlier Stages Of Disease

The Problem

- Diabetic retinopathy (DR) and diabetic macular edema (DME) are a leading cause of vision loss worldwide
- Diabetes damages small blood vessels within the eye causing leakage, oxygen starvation, and abnormal vessel growth
- **DR patients are not routinely treated with approved injectable anti-VEGF drugs**
  - **DR progresses resulting in vision loss**
- **Current treatment for DME are not satisfactory**
  - 25% non-responders
  - 50% partial responders to anti-VEGF drugs

Limited Retinal Treatment Options for Diabetic Patients

DR



DME



Large, Unmet Need in Diabetic Eye Diseases (US)	
DR	~7.7M Patients
DME	~750K Patients

$1B - $3B
Estimated US DME Market Opportunity

$3B - $7B
Estimated US DR Market Opportunity

Ocuphire PHARMA

32

Sources: Global Market Insights Report 2019-2025, Market Watch 2019 Report, Gene.com Retinal Diseases Fact Sheet

 APX3330: Drug Development History And Patents    Significant Preclinical & Clinical Data Supporting Human Safety, MOA, and PK  11Phase 1 & Phase 2 Trials  >340Subjects Dosed  Exposure in Humans 365 Days   Patent Coverage 2034+    Studied in inflammation/hepatitis & cancer patients (Studied by Eisai & Apexian, respectively)  APX3330New Chemical Entity  Preclinical Efficacy & Toxicology Package  APX3330IND  6 Phase 1 Trials  5 Phase 2 Trials  Phase 2b Trials   Phase 3Registration  NDA Filing        Focus on Ophthalmology    DR  DME

APX3330 History And Ref-1 Inhibition Mechanism

DR

DME

Ref-1 Involved In Multiple Key Pathways That Contribute To Diabetic Retinopathy and DME



Mechanism of Action – Ref-1 Inhibition
Hypoxia
Ref-1
HIF-1α
VEGF (Signaling Cascade)
APX3330
Inflammation
Ref-1
NF-κB
TNF-α Chemokines
Other Growth Factors (Signaling Cascade)
Anti-VEGF
Neovascularization
Steroids
Lucentis®
EYLEA®

- Ref-1 (reduction-oxidation effector factor-1) is a novel target discovered by Dr. Mark R. Kelley at Indiana University School of Medicine
- APX3330 is a small molecule oral drug candidate and a first-in-class inhibitor of Ref-1
- APX3330 previously developed by Eisai for multiple hepatic inflammatory indications and later by Apexian for advanced solid tumors
  - Similar oncology origin as approved anti-VEGFs
- MOA uniquely decreases both abnormal angiogenesis and inflammation by blocking pathways downstream of Ref-1

34

Logsdon et al (2018), Li et al (2014).

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DR

DME

APX3330 Down-Regulates VEGF Protein And Anti-Inflammatory Cytokines

In Vivo And In Vitro Evidence Of APX Dual Pathway Mechanism Of Action

APX3330 Reduces VEGF Protein in the Brain of Preclinical Models



T1DM-MCAo
+APX3330
VEGF
0.1mm
VEGF
*p<0.05
n=7/group
% Positive area (+SE)
2.6
1.3
0.0
*
T1DM-MCAo
+APX3330

- Treatment of APX3330 (10mg/kg, oral gavage) in rats with type 1 diabetes and induced stroke shows a **significant decrease of VEGF signaling**.
- Increased VEGF is a hallmark of uncontrolled neovascularization and inflammation in diabetic retinopathies; current approved treatments successfully decrease VEGF levels in the eye.

APX3330 Reduces Pro-inflammatory Cytokines in Murine Cell Lines Involved in Macular Degeneration



TNF-α
IL-6
µg/mL
14000
12000
10000
8000
6000
4000
2000
0
APX3330
0 ug/mL
0 ug/mL
6.3 ug/mL
12.5 ug/mL
25 ug/mL
LPS (1 µg/mL)
-
+
+
+
+

- In vitro APX3330 suppresses pro-inflammatory cytokines in LPS stimulated murine macrophage cell lines **known to be involved in macular degeneration:**
  - TNF-α is a potent cytokine that enhances secretion of VEGF-A and VEGF-B by human choroidal fibroblast cells. J Cell Physiol. 2011
  - Genetic ablation of IL-6 led to significant suppression of AMD (murine CNV model). Am J Pathol. 2007

Tao Yan *et al.* APX3330 Promotes Neurorestorative effects after stroke in type one diabetic rats. Aging and Disease. Vol 9, Oct 2018
Apurinic/Apyrimidinic endonuclease 1 regulates inflammatory response in macrophages. Jedinak A, Dudhgaonkar S, Kelley MR, Sliva D. Anticancer Res. 2011 Feb;31(2):379-85. PMID: 21378315

35

Ocuphire PHARMA

Preclinical Data: Oral APX3330 Blocks Neovascularization

DR
DME

Lesion Volume Decrease With Oral APX3330 In Murine Laser CNV Model Similar To EYLEA® Data

L-CNV Mouse Retina Model

APX3330

Lesion Size and Corresponding Fluorescent Stains in L-CNV Models Treated with APX3330 at 25 mg/kg oral gavage



Vehicle
25 mg/kg
50 mg/kg
APX3330 Gavage OCT Lesion Volume
Lesion Volume (μm³)
8×10⁶
6×10⁶
4×10⁶
2×10⁶
0
****
***
-55%
Vehicle
25
50
[APX3330] (mg/kg)

Silva et al, 2021

L-CNV Mouse Retina Model

EYLEA



(a)
Vehicle
Anti-VEGF164
Day 7
GCL
ONL
RPE
(c)
Day 14
-44%
CNV lesion volume (μm³)
1.2×10⁷
9.0×10⁶
6.0×10⁶
3.0×10⁶
0.0
Vehicle
Anti-VEGF164

- Silva et al. Oral APX3330 treatment reduces L-CNV lesions in preclinical mouse model and confirms Phase 2 DR/DME clinical dose with sufficient distribution to human retina using PBPK modeling. Presented at the ARVO 2021 Annual Meeting
- Published data on EYLEA

36

Ocuphire PHARMA

Phase 1/2 Clinical Trials: PK Data Supporting The ZETA-1 Trial

DR

DME

APX3330 Is Bioavailable And Reaches The Retina Via Oral Administration

Does oral administration of APX3330 reach the retina in sufficient concentration?

Mouse: 25 mg/kg APX3330 oral gavage measured in mouse retina[1]

Rat: 10 mg/kg APX3330 oral gavage measured in rat eye[2]

Human

300 mg BID (600 mg/day total)

Established PBPK model predicts APX3330 reaches sufficient human retinal concentrations[3]

Phase 1 PK Clinical Data

Human Drug Exposure Multiple Times Higher than Mouse Efficacious Levels

Human Pharmacokinetics of APX3330 at 120 mg/day



Total quinone (μg/mL)
75
50
25
0
0
60
120
180
240
300
360
Time After Initial Dose (hours)
40 μg/ml
Human 120 mg/day
2 μg/ml
Mice 25 mg/kg

Source: Eisai/Apexian Human PK data

1. Apexian preclinical data
2. Eisai preclinical data
3. Silva et al. Oral APX3330 treatment reduces L-CNV lesions in preclinical mouse model and confirms Phase 2 DR/DME clinical dose with sufficient distribution to human retina using PBPK modeling. Presented at the ARVO 2021 Annual Meeting

37

Ocuphire PHARMA

DR

DME

APX3330 Product Candidate Profile For Multiple Retinal Indications

First-In-Class Ref-1 Inhibitor With Favorable Human Safety Data

APX3330: Well-tolerated Oral Dose up to 600mg/day Twice Daily Dosing	
Expected Efficacy Data	**Favorable Safety Profile**
Improving Eye Health in Diabetics ↓ Inflammation ↓ Abnormal Angiogenesis **Enhance Compliance & Exposure** Oral pill may reduce the burden of frequent anti-VEGF injections	**Few Systemic Adverse Effects** • < 5% Mild Gastrointestinal (diarrhea) • < 5% Mild Skin Rash (reversible) • Lack of Significant Acute Neurologic, Cardiovascular, Liver, or Pulmonary toxicity **No Ocular Effects** • No observed ocular AEs

Ocuphire PHARMA

38

DR/DME ZETA-1 Phase 2b Design

DR

DME

Ongoing, Randomized, Double-Masked, Placebo-Controlled 24-Week Trial (Similar To Eylea Pivotal DR P3)

ZETA-1

24 US sites

~100 participants with moderate-to-severe NPDR or mild PDR

Noncentral DME is permitted

Eligibility Screening



1:1
APX3330 600mg/day (BID)
Week 0
Week 4
Week 12
Week 24
Primary Endpoint
Placebo BID

Randomization

Phase 2b Start Initiated in April 2021

Top Line Expected in 2022

Endpoints

Primary: % of subjects with a ≥ 2 step improvement on the DRSS (Diabetic Retinopathy Severity Scale) score at week 24

Secondary:

- Central subfield thickness (CST)
- BCDVA (ETDRS)
- DRSS change at week 12
- Rescue subjects
- Safety and tolerability

Exploratory:

- Labs / PK

NPDR = non-proliferative diabetic retinopathy (which includes non centrally involved diabetic macular edema)
PDR = proliferative diabetic retinopathy (which includes non centrally involved diabetic macular edema)

39

Ocuphire PHARMA

DR
DME

Innovative Approach For Retinal Diseases With APX Platform

APX3330 May Treat Patients Across The Spectrum Of Retinal Diseases

Potential Differentiated Solution

- **Potential First Oral Rx for Retina Diseases**
  - First-line earlier intervention for the diabetic eye
  - Add-on therapy to current anti-VEGF treatments
- **Proven Novel Mechanism**
  - May decrease both inflammation and angiogenesis
- **Convenient Daily Regimen**
- **Favorable Oral Safety Profile**
  - As seen in 11 completed Phase 1 and Phase 2 clinical trials
- **Improve Patient Compliance**
  - Potentially alleviate the frequent burden of injections


DR
DME
Wet AMD
Dry AMD
RVO
GA
APX3330
Current anti-VEGF treatments
APX2009
APX2014
APX3330
(Local Delivery)

Ocuphire PHARMA

40

 Team/Boards, Milestones, And Financial Data

Ocuphire Management Team

Decades Of Biotech And Drug Development Experience



Mina Sooch, MBA
President & CEO
and Founder

HARVARD BUSINESS SCHOOL
Gemphire Therapeutics
Apjohn Ventures
MONITOR
ProNAi



Charlie Hoffmann, MBA
VP Corporate Development
and Operations

Tuck School of Business at Dartmouth
Ocularis Pharma
Prudential
SynDev Rx
Goldman Sachs



Ronil Patel, MS
Senior Director BD and
Market Strategy

FLORIDA TECH
BETALIQ
Revitalid
POINTGUARD PARTNERS LLC
OCULOS Integrated Insight.



Amy Rabourn, CPA
VP, Finance

MICHIGAN ROSS
Gemphire Therapeutics
Pfizer
NeuroBo PHARMACEUTICALS
pwc



Daniela Oniciu, PhD
Global Head, R&D, Chemistry
and Product Development

UF UNIVERSITY of FLORIDA
Gemphire Therapeutics
ESPERION
Cerenis THERAPEUTICS
Pfizer



Mitch Brigell, PhD
Head, Clinical Development
and Strategy

KANSAS STATE UNIVERSITY
aerpio
Pfizer
NOVARTIS



Chris Ernst
Global Head, QA
and Manufacturing

NORTHERN KENTUCKY UNIVERSITY
aerpio
Akebia THERAPEUTICS
MEDPACE



Barbara Withers, PhD
VP, Clinical
and Regulatory Strategy

WAYNE STATE UNIVERSITY SCHOOL OF MEDICINE
GE
aerpio
UBC
Pfizer



Drey Coleman
VP, Clinical
Operations

OCULOS Integrated Insight.
SIRiON Therapeutics
UCF

Ocuphire PHARMA

42

Ocuphire's World-Class Medical Advisory Board

Fortunate For The Insights Of Leading KOLs & Drug Candidate Co-Founders



PeposeVision Institute

Jay Pepose, MD, PhD
UCLA



CEI Cincinnati Eye Institute

Ed Holland, MD
Loyola University Chicago



elCON Medical

Eliot Lazar, MD
Georgetown University



Cleveland Clinic Cole Eye Institute

Peter Kaiser, MD
Harvard Medical School



Jacksoneye

Mitch Jackson, MD
Chicago Medical School



arcscan

Jack Holladay, MD
University of Texas



Indiana University Melvin and Bren Simon Cancer Center

Mark Kelley, PhD
Indiana University
Co-Founder Apexian/APX3330



Retina-Vitreous Associates Medical Group

David Boyer, MD
Chicago Medical School



The Midwest Center for Sight

James Katz, MD
University of Illinois



OCLI

Marguerite McDonald, MD
Columbia University



New England Retina Consultants

David Lally, MD
Vanderbilt University



Retina Consultants of America

David Brown, MD
Baylor University



Minnesota Eye Consultants

Thomas Samuelson, MD
University of Minnesota



ChuVision Institute

Y. Ralph Chu, MD
Northwestern University



Duke Eye Center

Michael Allingham, MD, PhD
University of North Carolina



Ophthalmic Consultants of Boston

Jeffrey Heier, MD
Boston University



Kentucky Eye Institute

Paul Karpecki, OD
Indiana University



Eye Care Associates of Nevada

Douglas Devries, OD
University of Nevada

Ocuphire Pharma

43

 Ocuphire Board of Directors           Sean Ainsworth, MBALead Independent Director, Board Director   James Manuso, PhD/MBABoard Director  Jay Pepose, MD, PhDBoard Director    Richard Rodgers, MBABoard Director     Susan Benton, MBABoard Director    Cam Gallagher, MBAChair, Board Director    Mina Sooch, MBAVice-Chair, Board Director President & CEO  Seasoned Directors With Decades Of Drug Development, M&A/Financings, And Ophthalmology

Ocuphire Cadence Of Milestones

Multiple Data Catalysts On Path To NDA(s)

2021

- ✓ Report Positive Phase 3 Data for RM (MIRA-2)
- ✓ Report Positive Phase 2 Data for Presbyopia (VEGA-1)
- ✓ New Patent Claims for Presbyopia
- ✓ ASCRS 2021 Presentation for MIRA-2 & VEGA-1
- ✓ Manufacture 3xRegistration Batches for Nyxol Blow-Fill-Seal (BFS) Eye Drops
- ✓✓ Initiate 2nd Phase 3 RM and Pediatric RM trial

2022

Early 2022

- Report 2nd Phase 3 Data for RM
- Report Pediatric Data in RM
- Report Phase 3 Data for NVD

- Submit Nyxol NDA for RM
- Report Phase 2 Data for DR/DME
- Initiate Two Phase 3 Presbyopia Trials
- Initiate Phase 3 Chronic Safety Trial

Ongoing Partnering Discussions with Leading Ophthalmic Companies (including European and Asian Players)

Ocuphire PHARMA

45

   Ophthalmology – An Attractive Biotech Sector   FavorableRegulatoryEnvironment   Source:1.Endpoint Dec 29, 2021- Hitting a new record on drug approvals, the FDA offers a thumbs-up to another atopic dermatitis contender; OIS Year in Review 2021; Company press releases  Deal Activity And FDA Approvals In Ophthalmology In 2021  New Product Approvals  *sNDA  ~$2B  ~$1.5B  $1.75B  7 of 60 Total FDA Drug Approvals in 2021 Were Ophthalmic Drugs1     AgingPopulation   Ranibizumab biosimilar    ActiveM&A  April 2021  October 2021  December 2021  December 2021  September 2021    Lower Cost,Quick Enrolling,Short Duration Clinical Trials  Deal Activity

 OCUP – Market Snapshot   Source: FactSet  Active Trading Volume And Sufficient Cash Runway Through 2Q 2023   Ticker  OCUP    Price  $3.73  As of 12-31-21  Market Cap  $64.8 M  As of 12-31-21  Shares Outstanding  18.8 M   As of 12-31-21  Cash  $24.5 M  As of 12-31-21 (unaudited)  Cash Runway  Sufficient into 2Q 2023  Guidance as of 1-5-22  Average Daily Volume  390 K  As of 12-31-21 (Dec. Avg)  Short Interest  868 K; 5.1% of Float  As of 12-15-21  Research Analyst Coverage on OCUP    John Newman  Canaccord Genuity  Kristen Kluska  Cantor Fitzgerald  James Molloy  Alliance Global Partners  Prakhar Agrawal  Jones Trading  Matthew Caufield  H. C. Wainwright

 www.ocuphire.comir@ocuphire.com  Ocuphire Pharma

 NVD Endpoint: 5% Low Contrast Visual Acuity (LCVA) Chart  Precision Vision  FDA Accepted Endpoint For Contrast Sensitivity Assessment      Before Treatment*  3 Lines Improvement Illustration   Primary Endpoint of Nyxol LYNX-1 Trial Percent of subjects with ≥ 3 lines of improvement in mesopic low contrast best-corrected distance visual acuity (7 days)  * Inclusion Criteria includes subjects with baseline mesopic LCVA of 20/100 or worse

DR/DME Endpoint: Diabetic Retinopathy Severity Scale (DRSS)

FDA Accepted Endpoint For DR (EYLEA® in PANORAMA Pivotal Trial)

Primary Endpoint of APX3330 ZETA-1 Trial

Percent of patients with a ≥ 2 step improvement on the DRSS score at week 24

Patients included in the ZETA-1 Trial

DRSS Score	**1 (10)**	**2 (20)**	**3 (35)**	**4 (43)**	**5, 6 (47, 53)**	**7 – 13 (60, 61, 65, 71, 75, 85,90)**
Description	DR Absent	Micro-aneurysm only	Mild NPDR	Moderate NPDR	Moderately Severe NPDR	PDR – Mild, Moderate, and Severe
Retinal Image	 Healthy blood vessels with no bulges	 Small bulges in blood vessel walls as well as other signs in the retina	 More changes in the blood vessels in the retina and small spots of blood can become more visible	 More blood vessels in larger areas of the retina show changes	 Many of the blood vessels in the retina show visible changes	 Increased growth of new, damaged blood vessels

A 13-point Scale Outlining the Various Stages of Diabetic Retinopathy

Ocuphire PHARMA

50 EYLEA Product Pamphlet ®